                                                              EXHIBIT 1.A.(8)(j)


                 AMENDMENT NO. 1 TO FUND PARTICIPATION AGREEMENT

                                      AMONG

                        STRONG CAPITAL MANAGEMENT, INC.,
                            STRONG INVESTMENTS, INC.,
                        STRONG VARIABLE INSURANCE FUNDS,
                        STRONG OPPORTUNITY FUND II, INC.,
                      NATIONAL LIFE INSURANCE COMPANY, AND
                     LIFE INSURANCE COMPANY OF THE SOUTHWEST



THIS AMENDMENT NO. 1 to the Participation Agreement dated April 28, 1998, by and among Strong Capital Management, Inc.; Strong Investments, Inc.; Strong Variable Insurance Funds; Strong Opportunity Fund II, Inc.; National Life Insurance Company, a Vermont corporation ("NLIC") and by this amendment Life Insurance Company of the Southwest, a Texas corporation and wholly owned subsidiary of NLIC ("LSW"), IS MADE AND ENTERED INTO THIS ____ DAY OF _______, 2001.


1.   By executing this Amendment No. 1, LSW hereby

          a.   becomes a party to this Fund Participation Agreement

          b.   is included in the definition of "Company" along with NLIC

          c. is bound by all of the terms and conditions of the Participation Agreement referenced above.



2. By executing this Amendment No. 1, the parties hereto acknowledge that the following Separate Accounts and Associated Contracts of National Life Insurance Company are permitted in accordance with the provisions of this Agreement to invest in the Strong Variable Insurance funds, Inc. - Mid Cap Growth Fund II and the Strong Opportunity Fund II:


Contracts Funded by Separate Account        Name of Separate Account
------------------------------------        ------------------------
VariTrak                                    National Variable Life Insurance Account
Sentinel Estate Provider                    National Variable Life Insurance Account
Sentinel Benefit Provider                   National Variable Life Insurance Account
LSW Advantage                               LSW Variable Life Insurance Account


IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to the Fund Participation Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be affixed hereto as of the date specified above.


                              Page 1 of 2 (Strong)

                                        STRONG CAPITAL MANAGEMENT, INC.

                                        by
                                           -------------------------------------
                                           Name:
                                           Title:


                                        STRONG CAPITAL MANAGEMENT, INC.


                                        by
                                           -------------------------------------
                                           Name:
                                           Title:


                                        STRONG INVESTMENTS, INC.


                                        by
                                           -------------------------------------
                                           Name:
                                           Title:


                                        STRONG VARIABLE INSURANCE FUNDS


                                        by
                                           -------------------------------------
                                           Name:
                                           Title:


                                        STRONG OPPORTUNITY FUND II, INC.


                                        by
                                           -------------------------------------
                                           Name:
                                           Title:


                                        NATIONAL LIFE INSURANCE COMPANY


                                        by
                                           -------------------------------------
                                           Name:
                                           Title:


                                        LIFE INSURANCE COMPANY OF THE SOUTHWEST
                                        BY:  NATIONAL LIFE INSURANCE COMPANY


                                        by
                                           -------------------------------------


                              Page 2 of 2 (Strong)